                                                                   EXHIBIT 10.2

                           PARENT GUARANTY AGREEMENT


         THIS PARENT GUARANTY AGREEMENT (this "Guaranty") by BJ SERVICES COMPANY, a Delaware corporation (the "Guarantor"), is effective as of April 13, 1995, and is in favor of each of the Banks (herein defined) from time to time parties to the Credit Agreement (herein defined) and in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (together with its successors and assigns herein called the "Agent"), as the Agent for and on behalf of the financial institutions (the "Banks") now or hereafter party to that certain Credit Agreement (as the same may be amended, modified or restated from time to time and at any time, the "Credit Agreement") among the Guarantor, the Subsidiary Borrowers (as defined in the Credit Agreement) (the Guarantor and the Subsidiary Borrowers who are from time to time parties to the Credit Agreement are herein referred to individually, as a "Borrower", and collectively, as "Borrowers"), the Banks, BANK OF AMERICA ILLINOIS, as letter of credit issuing bank, the Agent, and the Co-Agents therein named. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of the Credit Agreement, the Banks have agreed to make certain Loans and to issue or participate in Letters of Credit to or for the benefit of the Borrowers;

         WHEREAS, the obligation of the Banks to make the Loans and to issue or participate in Letters of Credit is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guaranty;

         WHEREAS, the Guarantor and the other Borrowers are members of the same consolidated group of companies and are engaged in related businesses and the Guarantor will derive substantial direct and indirect economic benefit from the Loans and the issuance of Letters of Credit;

         NOW, THEREFORE, (i) in consideration of the premises and to induce the Banks to enter into the Credit Agreement and to make the Loans and to issue or participate in the Letters of Credit, (ii) at the special insistence and request of the Agent and the Banks, and (iii) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, for the benefit of the Agent and the Banks, hereby agrees as follows:

         Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         Section 2. Guaranty. The Guarantor hereby, unconditionally and irrevocably, guarantees the prompt performance and payment in full in Dollars by each of the Borrowers when due

(whether at stated maturity, by acceleration or otherwise) of the Obligations of each of the Borrowers, and the Guarantor further agrees to pay all reasonable costs, fees and expenses (including, without limitation, reasonable counsel fees, and the allocated cost of in-house counsel) incurred by the Agent or any Bank in enforcing any rights under this Guaranty.

         Section 3.  Guaranty Absolute.

                 (a) The obligations of the Guarantor hereunder are those of a primary obligor, and not merely a surety, and are independent of the Obligations. A separate action or actions may be brought against the Guarantor whether or not an action is brought against the Borrowers, any other guarantor or other obligor in respect of the Obligations or whether the Borrowers, any other guarantor or any other obligor in respect of the Obligations are joined in any such action or actions.

                 (b) The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement and the other Loan Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. Guarantor agrees that its guarantee constitutes a guarantee of payment when due and not of collection. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                          (i) any lack of genuineness, validity, legality or enforceability of the Credit Agreement, any other Loan Document or any other document, agreement or instrument relating thereto or any assignment or transfer of any thereof;

                          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations (including, without limitation, the possible extension of the Revolving Termination Date, Term Loan Maturity Date and increase of the amount of the Commitments all on the terms and conditions set forth in the Credit Agreement), or any waiver, indulgence, compromise, renewal, extension, amendment, modification of, or addition, consent, supplement to, or consent to departure from, or any other action or inaction under or in respect of, the Credit Agreement or any other Loan Document or any document, instrument or agreement relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

                          (iii) any release or partial release of any other guarantor or other obligor in respect of the Obligations;

                          (iv) any exchange, release or non-perfection of any collateral for all or any of the Obligations, or any release, or amendment or waiver of, or consent to departure from, any guaranty or security, for all or any of the Obligations;

                          (v) any furnishing of any additional security for any of the Obligations;

                          (vi) the liquidation, bankruptcy, insolvency or reorganization of any Borrower, any other guarantor or other obligor in respect of the Obligations or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

                          (vii) any modification or termination of any intercreditor or subordination agreement pursuant to which the claims of other creditors of the Borrowers or the Guarantor are subordinated to those of the Banks; or

                          (viii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or the Guarantor.

                 (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, upon the insolvency, bankruptcy or reorganization of one or more of the Borrowers or the Guarantor or otherwise pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by the Agent or any Bank, all as though such payment or performance had not been made.

                 (d) If an event permitting the acceleration of any of the Obligations shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against one or more of the Borrowers of a case or proceeding under any bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Obligations shall be deemed to have been accelerated and the Guarantor shall forthwith pay such Obligations (including, without limitation, interest which but for the filing of a petition in bankruptcy with respect to the Borrowers, would accrue on such Obligations), and the other obligations hereunder, without any further notice or demand.

         Section 4. Waivers. The Guarantor hereby waives promptness, diligence, notice of intention to accelerate, notice of acceleration, notice of acceptance and any and all other notices with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest in or any Lien on any property subject thereto or exhaust any right or take any action against the Borrowers, any other guarantor or any other Person or any collateral or security or to any balance of any deposit accounts or credit on the books of any Bank in favor of the Borrowers or the Guarantor.

         Section 5.  Subrogation.

                 (a) The Guarantor will not exercise any rights of subrogation, reimbursement and contribution, contractual statutory or otherwise which it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, until all of the Obligations of all of the Borrowers have been paid, all Commitments have terminated and all Letters of Credit have expired.

                 (b) If, in the exercise of any of its rights and remedies, the Agent or any Bank shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against the Borrowers or any other Person, whether because of any applicable laws pertaining to

"election of remedies" or the like, the Guarantor hereby consents to such action by the Agent or such Bank and waives any claim based upon such action, even if such action by the Agent or such Bank shall result in a full or partial loss of any rights of subrogation which the Guarantor might otherwise have had but for such action by the Agent or such Bank. Any election of remedies which results in the denial or impairment of the right of the Agent or such Bank to seek a deficiency judgment against the Borrowers shall not impair the Guarantor's obligation to pay the full amount of the Obligations. In the event the Agent or any Bank shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under the Loan Documents, the Agent or such Bank may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by the Agent or such Bank but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether the Agent or such Bank or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Agent or any Bank might otherwise be entitled but for such bidding at any such sale.

         Section 6.  Further Assurances.

                 (a) The Guarantor agrees that at any time and from time to time, at the expense of the Guarantor, the Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, to enable the Agent to protect and to exercise and enforce its rights and remedies hereunder.

                 (b) All representations and warranties, including, but not limited to, as to due authorization and enforceability of the Guaranty, set forth in the Credit Agreement are incorporated herein by reference and shall have the same effect as if fully stated herein.

         Section 7. Application of Payments. Any payment received by the Agent from the Guarantor (or from any Bank pursuant to Section 12 below), shall be applied by the Agent as follows:

                 First, to the payment of reasonable costs and expenses of collection and all reasonable expenses (including, without limitation, any reasonable legal fees and disbursements and the reasonable allocated cost of in-house counsel), liabilities and advances made or incurred by the Agent in connection therewith;

                 Next, to the Banks pro rata, based on the then outstanding amount of the Obligations owed to each in payment in full of the Obligations; and

                 Finally, after payment in full of all Obligations and the termination of the Commitments and expiration of all outstanding Letters of Credit, the payment to the Guarantor, or its successors and assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Section 8.  Decisions Relating to Exercise of Remedies.
Notwithstanding anything in this Guaranty to the contrary, the Agent may exercise, and at the request of the Majority Banks shall exercise or refrain from exercising, all rights and remedies provided for herein and provided by law.

         Section 9. No Waiver. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 10. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed, in the case of amendments, by the Guarantor and by the Agent and, in the case of consent or waivers, by the Agent and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

         Section 11. Notices. All notices, requests and other communications provided for hereunder shall be in writing and given as provided in Section
11.03 of the Credit Agreement.

         Section 12.  Right to Set-off.

                 (a) Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the Obligations, irrespective of whether or not such Bank shall have made any demand under this Guaranty and although such Obligations may be contingent and unmatured. Each Bank which sets-off pursuant to this Section 12(a) shall give prompt notice to the Guarantor following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

                 (b) Any payment obtained pursuant to Section 12(a) above (or in any other manner directly from the Guarantor) by any Bank shall be remitted to the Agent and distributed among the Banks in accordance with the provisions of Section 7 above.

         Section 13. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until payment in full (after the termination of the Commitments and expiration of all outstanding Letters of Credit) of the Obligations and all other amounts payable under this Guaranty; (b) be binding upon the Guarantor, its successors and assigns; and
(c) inure to the benefit of the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Bank herein or otherwise, all as provided in, and to the extent set forth in, Sections 11.08 and 11.09 of the Credit Agreement.

         Section 14. Subordination of the Credit Parties' Obligations to the Guarantor. The Guarantor hereby expressly covenants and agrees for the benefit of the Agent and the Banks that all obligations and liabilities of the Borrowers and their Subsidiaries to the Guarantor of whatsoever description (including, without limitation, all intercompany receivables of the Guarantor from the Borrowers) shall be subordinated and junior in right of payment to the Obligations. Following the occurrence of an Event of Default, any indebtedness of the Borrowers to the Guarantor shall, if the Agent shall so request, be collected and received by the Guarantor as trustee for the Agent and the Banks and paid over to the Agent and the Banks on account of the Obligations.

         Section 15. Other Guarantors. The Guarantor acknowledges that Subsidiaries of Guarantor (collectively, the "Other Guarantors") have guaranteed the payment and performance of the Obligations pursuant to other guaranty agreements executed in connection with the Credit Agreement (the "Other Guaranty Agreements"). The Guarantor agrees that in the event a payment shall be made by any Other Guarantor under any Other Guaranty Agreement, the Other Guarantor (the "Claiming Guarantor") shall have and be entitled to rights of contribution against the Guarantor pursuant to and in accordance with applicable law. In the event the Guarantor makes any such payment to a Claiming Guarantor, the Guarantor shall be subrogated to the rights of such Claiming Guarantor to the extent of such payment. Notwithstanding any provision of this Agreement to the contrary, all rights of the Other Guarantors under this Section and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Obligations. No failure on the part of the Guarantor or any Other Guarantor to make the payments required by this Section (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor or any Other Guarantor with respect to any Guaranty, and the Guarantor and each Other Guarantor shall remain liable for the full amount of the obligations under the guaranty agreement executed by it. This Section 15 is intended only to confirm the relative rights of the Guarantor and all Other Guarantors, and nothing set forth in this sentence is intended to or shall impair the obligations of the Guarantor and Other Guarantors, jointly and severally, to pay to the Agent and the Banks, or any one or more of them, as the case may be, the Obligations as and when the same shall become due and payable in accordance with the terms of this Guaranty.

         Section 16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Guaranty which are valid.

         Section 17.  Taxes.

                 (a) Any and all payments by the Guarantor to each Bank or the Agent under this Guaranty and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantor shall pay all Other Taxes.

                 (b) The Guarantor agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor. In the event the Agent or a Bank is required to pay Taxes or Other Taxes for which the Agent or such Bank seeks indemnity hereunder, the Agent or such Bank, as applicable, shall make written request to the Guarantor within 60 days after paying such Taxes or Other Taxes; provided, however, that a Bank's failure to timely give notice of such Taxes or Other Taxes shall not impair the Guarantor's obligations to indemnify such Bank against such Taxes or such Other Taxes.

                 (c) If Guarantor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then: (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the Guarantor shall make such deductions and withholdings; (iii) the Guarantor shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and (iv) the Guarantor shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, all additional reasonable amounts which the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes or Other Taxes had not been imposed.

                 (d) Within 30 days after the date of any payment by the Guarantor of Taxes or Other Taxes, the Guarantor shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

         SECTION 18.  GOVERNING LAW AND JURISDICTION.

                 (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT Section 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK); PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                 (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SCHEDULE 11.03 OF THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE

PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

                 (c) THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.

         SECTION 19. WAIVER OF JURY TRIAL. THE GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         Section 20. ENTIRE AGREEMENT. THIS WRITTEN GUARANTY AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        BJ SERVICES COMPANY


                                        By:  /s/  Taylor M. Whichard, III
                                           ----------------------------------
                                                Taylor M. Whichard, III
                                                Treasurer